Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
December, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.7725%


Excess Protection Level
   3 Month Average   6.69%
     December, 1998   6.77%
     November, 1998   6.43%
     October, 1998   6.87%



Cash Yield                                              19.80%


Investor Charge Offs                                     5.07%


Base Rate                                                7.96%


Over 35 Day Delinquency                                  5.42%


Seller's Interest                                       42.60%


Total Payment Rate                                      11.10%


Total Principal Balance                                $3,745,625,594.40


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,595,625,594.3